                                                                      Exhibit 24
                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELL ATLANTIC - DELAWARE, INC., a Delaware Corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS,   the undersigned is an officer and a director of the
Company;

          NOW, THEREFORE,   the undersigned hereby constitutes and appoints
CAROLYN S. BURGER and JOHN J. PARKER and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF,   the  undersigned  has  hereunto  set  his  hand
this 22nd day of March, 1996.


                                [SIGNATURE OF JOSHUA W. MARTIN III APPEARS HERE]
                                    _____________________________________
                                    Joshua W. Martin III
                                    Vice President and General Counsel;
                                    Secretary; Director

STATE OF DELAWARE        )
                              SS:
COUNTY OF                )



          On this the 22nd day of March, 1996, before me, the undersigned officer, personally appeared Joshua W. Martin III, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

          IN WITNESS WHEREOF,   I hereunto set my hand and official seal.




                                        Notary Public



                                    My Commission Expires:

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELL ATLANTIC - DELAWARE, INC., a Delaware Corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS,   the undersigned is an officer and director of the Company;

          NOW, THEREFORE,   the undersigned hereby constitutes and appoints
CAROLYN S. BURGER as attorney for him and in his name, place and stead as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF,   the  undersigned  has  hereunto  set  his  hand
this 25th day of March, 1996.


                                  [SIGNATURE OF JOHN J. PARKER APPEARS HERE]
                                         ______________________________
                                         John J. Parker
                                         Controller and Treasurer;
                                         Director

STATE OF DELAWARE        )
                              SS:
COUNTY OF                )



          On this the 25th day of March, 1996, before me, the undersigned officer, personally appeared John J. Parker, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

          IN WITNESS WHEREOF,   I hereunto set my hand and official seal.



                                        Notary Public



                                    My Commission Expires:

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELL ATLANTIC - DELAWARE, INC., a Delaware Corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS,   the undersigned is an officer and a director of the
Company;

          NOW,   THEREFORE,   the  undersigned  hereby  constitutes  and
appoints JOHN J. PARKER as attorney for her and in her name, place and stead as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF,   the  undersigned  has  hereunto  set  her  hand
this 25th day of March, 1996


                                [SIGNATURE OF CAROLYN S. BURGER APPEARS HERE]
                                         ______________________________
                                         Carolyn S. Burger
                                         President and Chief Executive
                                         Officer; Director

STATE OF DELAWARE        )
                              SS:
COUNTY OF                )



          On this the 25th day of March, 1996, before me, the undersigned officer, personally appeared Carolyn S. Burger, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that she executed the same for the purposes therein contained.

          IN WITNESS WHEREOF,   I hereunto set my hand and official seal.



                                        Notary Public



                                    My Commission Expires: